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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 10, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

           California                 000-19704                  68-0211359
(State or other jurisdiction of      (Commission              (I.R.S. Employer
         incorporation)              File Number)            Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01     Changes in Registrant's Certifying Accountant.

On June 10, 2005, Regan Holding Corp. (the "Company") appointed Burr, Pilger & Mayer LLP ("BPM") as its new independent registered public accounting firm.

During the Company's two most recent fiscal years, and the subsequent interim period through June 10, 2005, the Company did not consult with BPM regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REGAN HOLDING CORP.
                                          (Registrant)


Date: June 14, 2005                       /s/ R. Preston Pitts
                                          --------------------------------------
                                          R. Preston Pitts
                                          President, Chief Financial Officer and
                                          Chief Operating Officer